Exhibit 10.2

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING

PAGE 1 OF PAGES 15

2. CONTRACT (Proc. Inst. Ident.) NO. W911NF-06-C-0080

3. EFFECTIVE DATE 08 Sep 2006

4. REQUISITION/PURCHASE REQUEST/PROJECT NO. R51439EVSB2061791

5. ISSUED BY CODE W911NF

US ARMY RDECOM ACQ CTR - W911NF
4300 S. MIAMI BLVD
DURHAM NC 27703

6. ADMINISTERED BY (If other than Item 5) CODE

See Item 5

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)

JMAR RESEARCH INC
3956 SORRENTO VALLEY BLVD
SUITE D
SAN DIEGO CA 92121-1427

CODE 0D2W6 FACILITY CODE

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES 3 (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:

ITEM Section G

11. SHIP TO/MARK FOR CODE W36QYT

TRANSPORTATION OFFICE - W36QYT
PR PROP BK ACCT DURHAM
PO BOX 12211
RESEARCH TRIANGLE PARK NC 27709-2211

12. PAYMENT WILL BE MADE BY CODE HQ0303

DFAS-ROCK ISLAND
ROCK ISLAND OPERATING LOCATION
ATTN: DFAS-RI-FPV
BUILDING 68
ROCK ISLAND IL 61299-8000

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT $501,169.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				**PART II - CONTRACT CLAUSES**	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	13 - 15
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 3			**PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS**	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	4		J	LIST OF ATTACHMENTS	
X	D	PACKAGING AND MARKING	5			**PART IV - REPRESENTATIONS AND INSTRUCTIONS**	
X	E	INSPECTION AND ACCEPTANCE	6		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	7 - 8				
X	G	CONTRACT ADMINISTRATION DATA	9 - 10		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	11 - 12		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ___ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)
Dennis E. Valentine CFO

20A. NAME AND TITLE OF CONTRACTING OFFICER
TEL: EMAIL:

19B. NAME OF CONTRACTOR
BY [signature]
(Signature of person authorized to sign)

19C. DATE SIGNED 9/8/06

20B. UNITED STATES OF AMERICA
BY ___
(Signature of Contracting Officer)

20C. DATE SIGNED

NSN 7540-01-152-8069
PREVIOUS EDITION UNUSABLE
26-107
GPO 1985 O - 469-794
STANDARD FORM 26 (REV. 4-85)
Prescribed by GSA
FAR (48 CFR) 53.214(a)